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                                                                     EXHIBIT 4.2




                                 TRUST AGREEMENT


                                      AMONG


                            BANC ONE ABS CORPORATION



                                    DEPOSITOR


                                       AND


                      [                                  ]


                                  OWNER TRUSTEE


                      DATED AS OF [__________ __], 199[_]








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                  TRUST AGREEMENT, dated as of [____________ __,] 199[__], among
BANC ONE ABS CORPORATION, (the "Depositor"), and [___________________], a [_____________________], not in its individual capacity but solely as Owner Trustee (the "Owner Trustee").

          The Depositor and the Owner Trustee hereby agree as follows:


                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1 Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned them in Article I to the Pooling and Servicing Agreement, of even date herewith (the "Pooling and Servicing Agreement"), among the Depositor, Bank One, N.A., as Servicer, and the Trust formed under this Agreement. All references herein to "the Agreement" or "this Agreement" are to the Trust Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.


                                   ARTICLE II

                                  ORGANIZATION

                  SECTION 2.1 Name. The Trust created hereby shall be known as "Banc One HELOC Trust 199[__-__]", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

                  SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at its Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

                  SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:

                  (i) to accept the transfer of, manage and hold or, pursuant to the Pooling and Servicing Agreement, cause the Servicer to manage, the Mortgage Loans;

                  (ii) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell the Notes pursuant to the Underwriting Agreement dated as of [_____________ __,] 199[__] among the Trust, the Depositor, [_________________] and [_____________________________] (hereinafter the "Underwriting
         Agreement"), and to register the transfer of or exchange the Notes and the Certificates;

                  (iii) to acquire certain property and assets from the Depositor pursuant to the Pooling and Servicing Agreement, to make payments to the Noteholders and the
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         Certificateholders and to pay the organizational, start-up and transactional expenses of the Trust;

                  (iv) to assign, grant, transfer, pledge, mortgage and convey the Collateral pursuant to the terms of the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement and the Pooling and Servicing Agreement any portion of the assets of the Trust released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                  (v) to enter into and perform its obligations under the Basic Documents (as defined in the Indenture) to which it is to be a party and the Underwriting Agreement;

                  (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the assets of the Trust and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities and shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

                  SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein. The Owner Trustee hereby accepts its appointment subject to the terms and conditions hereof.

                  SECTION 2.5 Initial Capital Contribution of Assets of the Trust. Pursuant to the Organizational Trust Agreement, the Depositor transferred to the Owner Trustee, as of the date hereof, the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contributions which shall constitute the initial assets of the Trust and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

                  SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the assets of the Trust in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. The Owner Trustee has, pursuant to authority in the Organizational Trust Agreement, filed the Certificate of Trust. The Trust shall constitute a business trust under the Business Trust Statute and this Agreement shall constitute the governing instrument of such business trust. Solely for United States federal and state income tax purposes, the Depositor's contribution of $1.00 to the Trust in exchange for an interest in the Trust and the relations created by the arrangements between the Trust, the Servicer and the Depositor is intended to constitute the formation of a partnership. The sale by the Depositor of Class [__] Certificates is




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intended to effect a termination of that partnership under Code Section 708 and the creation of a new tax partnership (the "Tax Partnership") whose partners are the Class[__] Certificateholders and the Class [__] Certificateholders. The Tax Partnership shall be governed as set forth in the Tax Partnership Agreement attached hereto as Annex A.

                  SECTION 2.7 Liability of the Depositor and the Certificateholders.

                  (a) The Depositor shall be liable directly to and shall indemnify an injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses (as defined in Section 6.9(b)), to the extent not paid out of the assets of the Trust) to the extent that the Depositor would be liable if the Trust were a partnership under the Uniform Limited Partnership Act in which the Depositor were a general partner; provided, however, that the Depositor shall not be liable for (i) any losses incurred by a Certificateholder or a Certificate Owner in its capacity as an investor in the Certificates or by a Noteholder in its capacity as an investor in the Notes or
(ii) any losses, claims, damages, liabilities and expenses arising out of the imposition by any taxing authority of any federal, state or local income or franchise taxes or any other taxes imposed on or measured by gross or net income, gross or net receipts, capital, net worth and similar items (including any interest, penalties or additions with respect thereto) upon the Certificateholders, the Certificate Owners, the Noteholders, the Owner Trustee or the Indenture Trustee (including any liabilities, costs or expenses with respect thereto) with respect to the Mortgage Loans not specifically indemnified against or represented to hereunder. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositors shall not be liable) shall be deemed third party beneficiaries of this subsection 2.7(a). The obligations of the Depositor under this subsection 2.7(a) shall be evidenced by the Class [__] Certificates.

                  (b) No Certificate Owner or Certificateholder, other than to the extent set forth in subsection 2.7(a) with respect to the Depositor, shall have any personal liability for any liability or obligation of the Trust.

                  SECTION 2.8 Title to Trust Property. Legal title to all of the assets of the Trust shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the assets of the Trust to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                  SECTION 2.9 Situs of Trust. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust shall be the Corporate Trust Office in Delaware.

                  SECTION 2.10 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

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                  (a) The Depositor has been duly organized and is validly
existing as a corporation in good standing under the laws of the State of [___________], with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Mortgage Loans.

                  (b) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                  (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust, and the Depositor has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  (d) The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents) or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties.

                  SECTION 2.11 Pledge by Class[__] Certificateholders of Spread Account.

                  (a) The Class [__] Certificateholder, by accepting the Class [__] Certificate, acknowledges that it has pledged all of its right, title and interest in and to the Spread Account to the Indenture Trustee, for the benefit of the Noteholders and the Class [__] Certificateholders and as security for certain of the Trust's obligations under the Basic Documents, as set forth in Section [____] of the Pooling and Servicing Agreement. The pledge contained herein shall be binding upon the Class [__] Certificateholder, and its successors and assigns.

                  (b) The Class [__] Certificateholder, by accepting the Class [__] Certificate, agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement), as may be determined by the Indenture Trustee or the Credit Enhancer, in order to perfect the interests created by this Section 2.11 and otherwise fully to effectuate the purposes, terms and conditions of this Section 2.11. In furtherance of this, the Class [__] Certificateholders shall promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all other acts as the Indenture Trustee or



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the Credit Enhancer may deem necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest in the Spread Account.


                                  ARTICLE III

                                THE CERTIFICATES

                  SECTION 3.1 Initial Certificate Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5, the Depositor shall be the initial beneficiary of the Trust. Upon the execution and the initial delivery of Certificates pursuant to Section 3.3 below, the Depositor shall be the only Certificateholder.

                  SECTION 3.2 Form of the Certificates.

                  (a) The Class [__] Certificates and the Class [__] Certificate shall be substantially in the form set forth in Exhibits A-1 and A-2, respectively, and the Class [__] Certificates shall be issued in minimum denominations of $1,000 and in integral multiples thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized signatory of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

                  (b) The Definitive Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the authorized signatory of the Owner Trustee or the Owner Trustee's authenticating agent executing such Certificates, as evidenced by their execution of such Certificates.

                  (c) The terms of the Certificates set forth in Exhibits A-1 and A-2 shall form part of this Agreement.

                  SECTION 3.3 Execution, Authentication and Delivery. Concurrently with the transfer of the Mortgage Loans to the Trust pursuant to the Pooling and Servicing Agreement, the Owner Trustee shall execute, or cause its authenticating agent to execute, (i) the Class [__] Certificates in an aggregate principal amount equal to the Original Class [__] Principal Balance and (ii) one Class [__] Certificate, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by a Responsible Officer of the Depositor, without further corporate action by the Depositor, in Authorized Denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibits A-1 and A-2, executed by the Owner Trustee or [______________], as the Owner Trustee's authenticating agent, by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly



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authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 3.4 Registration; Registration of Transfer and Exchange of Certificates.

                  (a) The Certificate Registrar shall cause to be kept at its office or agency in New York, New York, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon any resignation of a Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Certificate Registrar. [_________________] shall be the initial Certificate Registrar.

                  (b) The Class [___] Certificate has not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of the Class [__] Certificate shall be made unless such disposition is made pursuant to the proviso set forth in Section 3.10.

                  None of the Servicer, the Depositor, the Certificate Registrar nor the Owner Trustee is obligated under this Agreement to register the Class [__] Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer or registration of transfer of the Class [__] Certificate without such registration or qualification. Any Class [__] Certificateholder desiring to effect such transfer shall, and does hereby agree to, promptly reimburse the Owner Trustee, the Depositor, the Certificate Registrar and the Servicer for costs and expenses incurred in connection with any liability that results if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  In addition to the restrictions set forth in Section 9.11, none of the Trust, the Servicer, the Depositor, the Administrator or any Seller shall be a Class [__] Certificateholder; provided, however, that the Depositor may hold Class [__] Certificates upon receipt thereof until such Class [__] Certificates are sold pursuant to the Underwriting Agreement. Any attempted or purported transfer in violation of the preceding sentence shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class [__]Certificate in violation of such sentence, then the last preceding Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Certificate. The Owner Trustee shall notify the Servicer of any transfer in violation of this paragraph upon receipt of written notice thereof. None of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be liable to any Person for any registration of transfer of a Class [__] Certificate not permitted by this paragraph or for making any payments due on such Class [__] Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered without such receipt. The Owner Trustee shall be entitled, but not obligated, to recover from any Holder of a Class [__] Certificate that was in fact not a permitted Holder under this paragraph, all payments made on such Class [__] Certificate at and after such time. Any such payments so recovered by




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the Owner Trustee shall be paid and delivered by the Owner Trustee to the last preceding Holder of such Class [__] Certificate.

                  Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office or agency of the Owner Trustee maintained pursuant to Section 3.8, the Owner Trustee shall execute, and the Owner Trustee or its authenticating agent shall authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Owner Trustee or such authenticating agent.

                  At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Owner Trustee or its Authenticating Agent shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

                  All Certificates surrendered for registration of transfer or exchange shall be marked "canceled" by the Owner Trustee.

                  SECTION 3.5 Mutilated; Destroyed; Lost or Stolen Certificates.

                  (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Owner Trustee's Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of a like class and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then, instead of issuing a replacement Certificate, the Owner Trustee may pay such destroyed, lost or stolen Certificate when so due or payable.

                  (b) If, after the delivery of a replacement Certificate or payment in respect of a destroyed, lost or stolen Certificate pursuant to subsection 3.5(a), a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Owner Trustee shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a bona fide purchaser, and shall



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be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee in connection therewith.

                  (c) In connection with the issuance of any replacement Certificate under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment by the Holder of such Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith.

                  (d) Any duplicate Certificate issued pursuant to this Section
3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

                  (e) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  SECTION 3.6 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the Certificateholder of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be affected by any notice to the contrary.

                  SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Credit Enhancer, the Servicer or the Depositor, within 15 days after receipt by the Certificate Registrar of a request therefor from the Credit Enhancer, the Servicer or the Depositor in writing, as the case may be, a list, in such form as the Credit Enhancer, the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Credit Enhancer, the Servicer, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 3.8 Maintenance of Office For Surrenders. The Owner Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the offices of [_______________],as its principal office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

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                  SECTION 3.9 Appointment of Paying Agent. The Paying Agent
shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be [_____________], and any co-paying agent chosen by [__________________], and acceptable to the Owner Trustee. [________________]
shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee and the Credit Enhancer. If [________________] shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company acceptable to the Credit Enhancer and the Rating Agencies). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Article VI shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  SECTION 3.10 Restriction on Transfers by Class [__] Certificateholder. The Class [__] Certificateholder shall not sell, transfer, assign or dispose of all or any portion of the Class [__] Certificate; provided, that the Class [__] Certificateholder may, within ten Business Days of the Closing Date, make a one-time transfer to a wholly-owned subsidiary of such Class [__] Certificateholder; provided, that the Depositor shall retain at least [two] percent of its original holdings in the Class [__] Certificate; and provided, further, if the transferee is a wholly-owned subsidiary, the transferee shall obtain no rights as a result of the transfer other than rights to distributions and tax allocations. Upon completion of such transfer, the Depositor shall certify to the Owner Trustee as to compliance with this Section 3.10.

                  SECTION 3.11 Book-Entry Certificates. The Class [__] Certificates, upon original issuance, shall be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to the Depository. Such Class [__] Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Depository, and no Certificate Owner of a Class [__] Certificate or Certificates shall receive a definitive Class [__] Certificate representing such Certificate Owner's interest in such Class [__] Certificate, except as provided in Section 3.13. Unless and until definitive fully registered Class [__] Certificates (the "Definitive Certificates") shall have been issued to Certificate Owners pursuant to Section 3.13:

                  (a) the provisions of this Section 3.11 shall be in full force and effect;

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                  (b) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Depository for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Class [__] Certificates, and shall have no obligation to the Certificate Owners with respect thereto;

                  (c) to the extent that the provisions of this Section 3.11 conflict with any other provisions of this Agreement, the provisions of this
Section 3.11 shall control;

                  (d) the rights of the Certificate Owners with respect to the Class [__] Certificate or Certificates shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository and/or the Depository Participants. Pursuant to the Certificate Depository Agreement in the form attached as Exhibit C, unless and until Definitive Certificates are issued pursuant to Section 3.13, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Class [__] Certificates to such Depository Participants;

                  (e) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified aggregate Percentage Interest, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Depository Participants owning or representing, respectively, such required aggregate Percentage Interest of Class [__] Certificates (taking into account the proviso contained in the definition of "Certificateholder" contained in the Pooling and Servicing Agreement) and has delivered such instructions to the Owner Trustee; provided, however, that the provisions of this Section 3.11 shall not be applicable in respect of Class [__] Certificates issued to the Depositor. The Depositor or the Owner Trustee may set a record date for the purpose of determining the identity of Holders of Class [__] Certificates entitled to vote or to consent to any action by vote as provided in this Agreement.

                  SECTION 3.12 Notices to Depository. Whenever a notice or other communication to the Class [__] Certificateholders is required under this Agreement, the Indenture or the Pooling and Servicing Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Class [__] Certificateholders to the Depository and shall have no further obligation to the Certificate Owners of the Class [__] Certificates.

                  SECTION 3.13 Definitive Certificates. (a) The Class [__] Certificate shall be issued in the form of Definitive Certificates and (b) with respect to the Class [__] Certificates, if (i) the Administrator advises the Owner Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Class [__] Certificates, and the Administrator is unable to locate a qualified successor;
(ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Depository; or (iii) after the occurrence of a Servicer Default under the Pooling and Servicing Agreement, a Majority in Voting Interest of the Class [__]

Certificates advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of the Certificate Owners of the Class [__] Certificates, then the Depository shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Depository, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Depository. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.

          SECTION 3.14 Appointment of Authenticating Agent. At any time when any of the Certificates remain outstanding the Owner Trustee may appoint an authenticating agent or agents with respect to the Certificates which shall be authorized to act on behalf of the Owner Trustee to authenticate Certificates issued upon original issuance, exchange or registration of transfer. The Owner Trustee may revoke such power and remove any authenticating agent at any time. Chemical Bank shall initially be an authenticating agent hereunder.

                  If any authenticating agent is appointed hereunder, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Certificates referred to in the within-mentioned Trust Agreement.


                             [                       ], not in
                              -----------------------
                                    its individual capacity but
                                    solely as Owner Trustee

                             By:
                                 -------------------------------
                                    As Authenticating Agent
                             By:
                                 -------------------------------
                                    Authorized Signatory


                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

          SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders and the Credit Enhancer in writing of the proposed action at least 30 days before the taking of such action, and (ii) the Majority in Voting Interest of Class [__] Certificateholders or the Credit Enhancer shall not have notified the

Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders or the Credit Enhancer have withheld consent or provided alternative direction:

                  (a) the initiation of any claim or lawsuit by the Trust or the compromise of any action, claim or lawsuit brought by or against the Trust;

                  (b) the election by the Trust to file an amendment to the Certificate of Trust, a conformed copy of which is attached hereto as Exhibit B; provided, however, that the Owner Trustee may, without consent of any Certificateholder or the Credit Enhancer, amend the Certificate of Trust to the extent it is required to do so under the Business Trust Statute;

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                  (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders; or

                  (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Paying Agent, or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

                  SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of (i) the Majority in Voting Interest of the Class [__] Certificates (with the written consent of the Credit Enhancer) or (ii) the Credit Enhancer, to (a) remove the Administrator under the Administration Agreement pursuant to Section 10 thereof, (b) appoint a successor Administrator pursuant to Section 10 of the Administration Agreement, (c) remove the Servicer under the Pooling and Servicing Agreement pursuant to Section 9.01 thereof or
(d) except as expressly provided in the Basic Documents, sell the Mortgage Loans or any interest therein after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by (i) the Majority in Voting Interest of the Class [__] Certificates (with the written consent of the Credit Enhancer) or (ii) the Credit Enhancer.

                  SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Class [__] Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

                  SECTION 4.4 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

                  SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the Class [__] Certificateholders under this Agreement or the Pooling and Servicing Agreement may be taken, given or withheld by not less than a Majority in Voting Interest of Class [__] Certificates. Except as expressly provided herein, any written notice of the Class [__] Certificateholders delivered pursuant to this Agreement shall be effective if signed by a Majority in Voting Interest of Class [__] Certificates.


                                   ARTICLE V

               APPLICATION OF ASSETS OF THE TRUST; CERTAIN DUTIES

                  SECTION 5.1 Establishment of Certificate Distribution Account.

                  (a) The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee an Eligible Account known as the "Banc One HELOC Trust 199[__]-[__] Certificate Distribution Account" (the "Certificate Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                  (b) The Owner Trustee (and the Credit Enhancer as subrogee) on behalf of the Trust shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Pooling and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Administrator on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within 5 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency and the Credit Enhancer may consent) notify the Credit Enhancer, establish a new Certificate Distribution Account as an Eligible Account and transfer any cash and/or any investments to such new Certificate Distribution Account.

                  SECTION 5.2 Application of Funds.

                  (a) (i) On each Monthly Deposit Date, the Owner Trustee shall, based upon the information delivered on the related Determination Date pursuant to Section 5.03 of the Pooling and Servicing Agreement, distribute to the Class [__] Certificateholders all amounts deposited into the Certificate Distribution Account on or before such Monthly Deposit Date (and not previously distributed to the Class [__] Certificateholders) pursuant to Sections [________], [______________] and [___________] of the Pooling and Servicing Agreement; and

                  (ii) on each Payment Date, the Owner Trustee shall, based upon the information contained in the Remittance Report delivered on the related Determination Date pursuant to Section 5.03 of the Pooling and Servicing Agreement, distribute:

                  (A) to the Class [___] Certificateholders, all amounts deposited into the Certificate Distribution Account on or before such Payment Date (and not previously distributed to the Class [___] Certificateholders) constituting the Class [__] Remittance Amount; and

                  (B) to the Class [___] Certificateholders, all amounts deposited into the Certificate Distribution Account on or before such Payment Date (and not previously distributed to the Class [___] Certificateholders) pursuant to Sections[_________] and [___________], [__________] and [_________] of the Pooling and Servicing Agreement.

                  (b) If the Owner Trustee on any Determination Date (other than a Determination Date with respect to a Payment Date) receives written notice from the Indenture Trustee pursuant to Section [____] of the Pooling and Servicing Agreement that a Special Remittance shall occur on the following Monthly Deposit Date (which shall be a "Special Remittance Date"), notice of such remittance shall be given by the Owner Trustee by first-class mail, postage prepaid, mailed not later than the Business Day following such Determination Date, to each Class [__] Certificateholder of record on the related Special Record Date at such Class [__] Certificateholder's address appearing in the Certificate Register. Each such notice by the Indenture Trustee to the Owner Trustee and by the Owner Trustee to the Class [__] Certificateholders shall set forth: (i) the applicable Special Remittance Date; and (ii) the Special Remittance Amount and the Special Remittance Amount per $1,000 original denomination of Class [__] Certificates.

                  Notice of such Special Remittance shall be given by the Owner Trustee at the expense of the Administrator. Failure to give notice of any Special Remittance, or any defect therein, to any Class [__] Certificateholder shall not impair or affect the validity of such Special Remittance.

                  (c) On each Special Remittance Date, the Owner Trustee shall, based upon the information contained in the notice given to the Owner Trustee by the Indenture Trustee pursuant to Section 5.2(b), distribute to the Class [__] Certificateholders all amounts deposited into the Certificate Distribution Account constituting the Special Remittance Amount on or before such Special Payment Date pursuant to Section [_________] the Pooling and Servicing Agreement.

                  (d) On each Payment Date, the Owner Trustee shall send to each Certificateholder the statement provided to the Owner Trustee by the Indenture Trustee pursuant to Section [____] of the Pooling and Servicing Agreement with respect to such Payment Date.

                  (e) If the Indenture Trustee holds escheated funds for payment to the Trust pursuant to Section 3.3(e) of the Indenture, the Administrator shall, upon notice from the Indenture Trustee that such funds exist, submit on behalf of the Trust an Issuer Order to the

Indenture Trustee pursuant to Section 3.3(e) of the Indenture instructing the Indenture Trustee to pay such funds to or at the order of the Depositor.

          SECTION 5.3 Method of Payment. Subject to Section 7.1(c), distributions required to be made to Class [___] Certificateholders on any Payment Date or Special Payment Date shall be made to the applicable Class [__] Certificateholders of record on the immediately preceding Record Date or Special Record Date, as the case may be, (i) by wire transfer, in immediately available funds, to each Class [__] Certificateholder owning of record Certificates which in the aggregate evidence a denomination of not less than $1,000,000, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Class [__] Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Record Date or Special Record Date, as the case may be, or, otherwise, (ii) by check mailed to such Class [__] Certificateholder at the address of such Holder appearing in the Certificate Register. Such distributions will be made on a pro rata basis among the Class [__] Certificateholders based on the Percentage Interest represented by their respective Class [__] Certificates. Subject to subsection 7.1(c), distributions required to be made to the Class [__] Certificateholders on any Monthly Deposit Date and Payment Date shall be made to the Class [__] Certificateholder of record on the immediately preceding Record Date by wire transfer, in immediately available funds, to the account of each such Holder at a bank or other entity having appropriate facilities thereof.


                                   ARTICLE VI

                                THE OWNER TRUSTEE

          SECTION 6.1 Duties of Owner Trustee.

                  (a) The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other Basic Documents, including the administration of the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. No implied covenants or obligations shall be read into this Agreement against the Owner Trustee.

                  (b) Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

                  (c) In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

                  (d) The Owner Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own bad faith or wilful misconduct, except that:

                  (i) this subsection 6.1(d) shall not limit the effect of subsection 6.1(a) or (b);

                  (ii) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, 4.2 or 6.4.

                  (e) Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

                  (f) The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the Owner Trustee, result in the Trust's becoming taxable as a corporation for federal, state or local income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.1.

                  SECTION 6.2 Additional Duties of Owner Trustee. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which it or the Trust is a party, each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which it or the Trust is to be a party and the Underwriting Agreement, in each case in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's or the Depositor's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents and the Underwriting Agreement.

                  SECTION 6.3 Acceptance of Trusts and Duties. Except as expressly provided in this Article VI, in accepting the trusts hereby created [_________________] acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the assets of the Trust for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the assets of the Trust upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be liable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own negligent action, its own negligent failure to act or its own willful misconduct or

(ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan in any Mortgaged Property or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the assets of the Trust or their ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee, the Custodian or the Servicer taken in the name of the Owner Trustee.

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, the Credit Enhancer or any Certificateholder;

                  (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the Note Principal Balance and the interest on the Notes, the Class [__] Principal Balance and interest on the Class [__] Certificates or amounts payable with respect to the Class [__] Certificate;

                  (e) the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the assets of the Trust or for or in respect of the validity or sufficiency of the Basic Documents, the Underwriting Agreement, the Notes, the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loans or any related documents, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee, the Custodian, the Depositor or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Custodian under the Custodial Agreement or the Servicer under the Pooling and Servicing Agreement;

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement, the Underwriting Agreement or any Basic Document, at the request, order or direction of any of the Credit Enhancer or any of the Certificateholders, unless the Credit Enhancer or such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

                  (h) The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare, execute or file any Securities and Exchange Commission filing or tax return for the Trust or to record this Agreement or any Basic Document.

                  SECTION 6.4 Action upon Instruction by Certificateholders.

                  (a) Subject to Section 4.4, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.5.

                  (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the Basic Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Credit Enhancer and the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the Basic Documents, and as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for any such action or inaction.

                  SECTION 6.5 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents, and (b) to the Credit Enhancer, copies of any reports, notices, requests, demands, certificates, financial statements, and any other instruments relating to the Trust, the Certificates or the Notes in the possession of the Owner Trustee, that the Credit Enhancer shall request in writing.

                  SECTION 6.6 Representations and Warranties of Owner Trustee. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders and the Credit Enhancer, that:

                  (a) It is a [banking corporation] duly organized, validly existing and in good standing under the laws of the state of its incorporation.

                  (b) It has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (c) The execution, delivery and performance by it of this Agreement (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Owner Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Owner Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

                  (d) This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  SECTION 6.7 Reliance; Advice of Counsel.

                  (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees (including the granting of a power of attorney
(x) to officers of [_________________] to execute and deliver any Basic Document, Certificate, Note or other documents related thereto on behalf of the Owner Trustee or (y) to the Administrator to execute any tax return of the Trust or any document, report or other instrument to be filed with the Securities and Exchange Commission or any state securities commission or administration) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

                  SECTION 6.8 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with either Depositor, the Administrator, the Custodian, the Indenture Trustee and the Servicer in transactions in the same manner and with the same rights as it would have if it were not the Owner Trustee.

                  SECTION 6.9 Compensation and Indemnity. (a) The Owner Trustee shall receive from the Depositor as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Servicer shall indemnify the Owner Trustee and its successors, assigns, agents and servants in accordance with the provisions of
Section 8.01 of the Pooling and Servicing Agreement.

                  (a) The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the

Basic Documents, the assets of the Trust, the administration of the Trust or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from the negligence or willful misconduct of the Owner Trustee. The indemnities contained in this Section 6.9 shall survive the resignation of the Owner Trustee, termination of the Trust or the termination of this Agreement. Any amounts paid to the Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the assets of the Trust immediately after such payment.

                  SECTION 6.10 Replacement of Owner Trustee.

                  (a) The Owner Trustee may resign at any time and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Credit Enhancer and the Administrator. The Administrator shall appoint a successor Owner Trustee with the consent of the Credit Enhancer by delivering a written instrument, in duplicate, to the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. The Administrator shall remove the Owner Trustee if:

                  (i) the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Administrator;

                  (ii) the Owner Trustee shall be adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                  (iv) the Owner Trustee shall otherwise be legally incapable of acting.

                  (b) If the Owner Trustee resigns or is removed or if a vacancy exists in the office of Owner Trustee for any reason the Administrator shall promptly appoint a successor Owner Trustee, with the consent of the Credit Enhancer, by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees and other amounts owed to the outgoing Owner Trustee.

                  (c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee and the Administrator and all fees and expenses due to the outgoing Owner Trustee are paid. Any successor Owner Trustee appointed pursuant to this
Section 6.10 shall be eligible to act in such capacity in accordance with
Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Credit Enhancer and each of the Rating Agencies.

                  (d) The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  (e) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 6.10, the Administrator (or if the Administrator fails to so notify, the successor Owner Trustee, at the expense of the Administrator) shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders, the Credit Enhancer and each of the Rating Agencies.

                  SECTION 6.11 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger or consolidation to the Credit Enhancer and each of the Rating Agencies.

                  SECTION 6.12 Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the assets of the Trust or any Mortgaged Property may at the time be located, the Administrator and the Owner Trustee (with the consent of the Credit Enhancer) acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Credit Enhancer to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the assets of the Trust, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee (with the consent of the Credit Enhancer) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 6.10.

                  (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee, and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee; provided, however, that if the Administrator is in default under the Administration Agreement, the Owner Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator and the Credit Enhancer.

                  (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 6.13 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times: (a) be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities; (d) have (or have a parent which has) a long-term unsecured debt rating of at least [BBB] by [Standard & Poor's Corporation] and at least [Baa2] by the [Moody's Investors Service, Inc.]; and (e) be acceptable to the Credit Enhancer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 6.10.

                  SECTION 6.14 Underwriting Agreement. For purposes of this
Article VI, the term "Basic Document" shall be deemed to include the Underwriting Agreement.


                                  ARTICLE VII

                         TERMINATION OF TRUST AGREEMENT

                  SECTION 7.1 Termination of Trust Agreement.

                  (a) This Agreement (other than Article VI) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the final distribution by the Owner Trustee of all moneys or other property or proceeds of the assets of the Trust in accordance with the terms of the Indenture, the Pooling and Servicing Agreement (including the exercise of the Class [__] Certificateholder of its option to purchase the Mortgage Loans pursuant to
Section 10.01 of the Pooling and Servicing Agreement) and Article V, (ii) at the time provided in Section 7.2 or (iii) the expiration of 21 years from the death of the last survivor of Joseph P. Kennedy, former Ambassador to the Court of St. James, living on the date of this Trust Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Depositor as described in Section 7.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the assets of the Trust or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except as provided in Section 7.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Credit Enhancer and the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to subsection
10.01 of the Pooling and Servicing Agreement, stating: (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to

Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2.

                  (d) If all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the Depositor and distributed by the Owner Trustee to the Depositor.

                  (e) Each Certificateholder is required, and hereby agrees, to return to the Owner Trustee, any Certificate with respect to which the Owner Trustee has made the final distribution due thereon. Any such Certificate as to which the Owner Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Owner Trustee.

                  (f) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

          SECTION 7.2 Dissolution upon Bankruptcy of the Depositor. This Agreement shall be terminated in accordance with Section 7.1 90 days after the occurrence of an Insolvency Event with respect to the Depositor, unless, before the end of such 90 day period, the Owner Trustee shall have received written instructions from (a) each of the Certificateholders (other than the Depositor) and (b) each of the Noteholders, to the effect that each such party disapproves of the liquidation of the Mortgage Loans and termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to either Depositor:
(i) the Depositor shall give the Credit Enhancer, the Indenture Trustee, the Rating Agencies and the Owner Trustee written notice of such Insolvency Event;
(ii) the Owner Trustee shall, upon the receipt of such written notice from the Depositor, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Depositor, give prompt written notice to the Noteholders of the occurrence of such event pursuant to Section 6.12 of the Indenture; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay in any manner a termination of the Trust pursuant to the first sentence of this Section 7.2. Upon a termination pursuant to this
Section 7.2, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of any such sale, disposition or liquidation of the assets of the Trust shall be treated as collections on the Mortgage Loans and deposited in the

Principal and Interest Account pursuant to Section [___] of the Pooling and Servicing Agreement.


                                  ARTICLE VIII

                                   AMENDMENTS

          SECTION 8.1 Amendments Without Consent of Certificateholders or Noteholders. This Agreement may be amended by the Depositor and the Owner Trustee without the consent of any of the Noteholders or the Certificateholders (but with the prior written consent of the Credit Enhancer and prior notice to each of the Rating Agencies and the Administrator), to (i) cure any ambiguity,
(ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement, (iii) add or supplement any credit enhancement for the benefit of the Noteholders or the Certificateholders (provided that if any such addition shall affect any class of Certificateholders differently than any other class of Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Certificateholders), (iv) add to the covenants, restrictions or obligations of the Depositor or the Owner Trustee, (v) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the assets of the Trust and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee pursuant to Article VI, and (vi) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Noteholders or the Certificateholders.

          SECTION 8.2 Amendments With Consent of Certificateholders and Noteholders. This Agreement may be amended from time to time by the Depositor and the Owner Trustee with the consent of the Credit Enhancer, a Majority in Voting Interest of Outstanding Notes and a Majority in Voting Interest of Class [__] Certificates (which consent, whether given pursuant to this Section 8.2 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made on any Note or Certificate, the Note Interest Rate or the Class [__] Pass-Through Rate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Outstanding Notes and all of the Certificates then outstanding; provided, further, that Annex A hereto may only be amended pursuant to Section 11 thereof. The Depositor shall furnish written notice to each of the Rating Agencies prior to obtaining consent to any proposed amendment under this Section 8.2.

                  SECTION 8.3 Form of Amendments.

                  (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 8.1 or 8.2, the Depositor shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Credit Enhancer and each Rating Agency.

                  (b) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to Section
8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (c) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.1 No Legal Title to Trust Assets. The Certificateholders shall not have legal title to any part of the assets of the Trust. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholders to and in their ownership interest in the assets of the Trust shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the assets of the Trust.

                  SECTION 9.2 Limitations on Rights of Others. Except for
Section 2.7, the provisions of this Agreement are solely for the benefit of the Credit Enhancer, the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the assets of the Trust or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 9.3 Notices.

                  (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Administrator, [______________________],Attention: [_________________], such other addresses as may hereafter be furnished to the Certificateholders and the Noteholders in writing by the Administrator or the Servicer, as the case may be, (ii) in the case of the Depositor, 100 East Broad Street, Columbus, Ohio 43271-0138,
Attention: [__________________], or such other addresses as may hereafter be furnished to the Certificateholders and the Noteholders in writing by the Depositor, (iii) in the case of the Issuer, [__________________________],
Attention: [________________], or such other addresses as may hereafter be furnished to the Noteholders and the Certificateholders in writing by the Issuer, (iv) in the case of the Owner Trustee, [___________________________],
Attention: Banc One HELOC Trust 199[__]-[__], (v) in the case of the Certificateholders, as set forth in the Certificate Register, (vi) in the case of the Indenture Trustee, [_________________________________], Attention:
[________________________], (vii) in the case of the Noteholders, as set forth in the Note Register, (viii) in the case of [Moody's, 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring Group], (ix) in the case of [S&P, 26 Broadway, New York, New York 10004], Attention:
[_____________________], (x) in the case of [Fitch, IBCA Investors Service, Inc., One State Street Plaza, New York, New York 10004], Attention: BANC ONE HELOC Trust 199[__]-[__], (xi) in the case of the Credit Enhancer, [_____________________], , Attention: [____________________] and (xii) in the
case of each Account Party, at the address specified by such Account Party. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders or Noteholders shall be effective upon mailing or personal delivery.

                  (b) Any notice required or permitted to be given to a Certificateholder or Noteholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or Note Register, as the case may be. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  SECTION 9.4 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  SECTION 9.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  SECTION 9.6 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner

Trustee and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

                  SECTION 9.7 No Petition Covenant. Notwithstanding any prior termination of this Agreement, the Trust (or the Owner Trustee on behalf of the Trust), each Certificateholder or Certificate Owner, the Indenture Trustee and each Noteholder or Note Owner shall not acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

                  SECTION 9.8 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Representative, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

                  SECTION 9.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 9.10 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 9.11 Certificate Transfer Restrictions. None of the Class [__] Certificates or the Class [__] Certificate may be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code (other than a Plan described in Section 4975(g)(2) or (3) of the Code), or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Certificate, the Holder thereof and the Certificate Owner shall each be deemed to have represented and warranted that it is not a Benefit Plan and, if requested in writing to do so by the Depositor, with a copy to the Certificate Registrar and the Owner Trustee, the Certificateholder and the Certificate Owner shall execute and deliver to the Certificate Registrar an Undertaking Letter in the form set forth in Exhibit D.

                  SECTION 9.12 The Credit Enhancer. Any right conferred to the Credit Enhancer hereunder shall be suspended during any period in which the Credit Enhancer is in default in its payment obligations under the Insurance Policy, and its rights hereunder during such period shall vest in the Majority in Voting Interest of the Class [__] Certificates. The Servicer shall give the Owner Trustee notice of such event. At such time as the Notes are no longer outstanding under the Indenture and the Class [__] Certificates are no longer outstanding hereunder, and no amounts owned to the Credit Enhancer under any Basic Document remain unpaid, the Credit Enhancer's rights hereunder shall terminate. The Credit Enhancer is an intended third party beneficiary of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                            [                          ]
                                             -------------------------- ,
                                                   as Owner Trustee


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:




                                            DEPOSITOR

                                            BANC ONE ABS CORPORATION


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:





Acknowledged and Accepted:

[BANK ONE, N.A.],
as Servicer and Administrator

By:
   ------------------------------
     Name:
     Title:

                                                                     EXHIBIT A-1
                                                [FORM OF CLASS [__] CERTIFICATE]


                             Class [__] Certificate

                                                                 $_____________
NUMBER                                                     CUSIP NO. [________]
[___-]___

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF
(i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OTHER THAN A PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE CODE), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUCH A PLAN AND NO ASSETS OF SUCH A PLAN WERE USED TO ACQUIRE THE CERTIFICATE.

                  THE PRINCIPAL AMOUNT OF THIS CERTIFICATE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                      A-1-1

                    BANC ONE HELOC ASSET BACKED CERTIFICATES

        Series 199[__]-[__]                   Original Class [__] Principal Amount:
        Class [__]                            $[_____________]

        Class[__] Pass-Through                Original Dollar Amount as of the
        Rate:  [___]%                         Cut-off Date Represented by this
                                              Certificate: $__________________

        Date of Trust Agreement and           Percentage Interest of this
        Cut-off Date:  as of                  Certificate: ______%
        [____________ __], 199[__]

        Servicer: [Bank One, N.A.]            Original Pool Principal Balance:
                                              $[________________]

        First Payment Date:
        [______________ __,] 199[__]

        Closing Date:                         Owner Trustee: [_______________]
        [________________,]
        199[__]

        Cusip:


                           BANC ONE HELOC TRUST 1993-3


                     BANC ONE HELOC ASSET BACKED CERTIFICATE
             SERIES 199[__]-[__], CLASS [__] [__]% PASS THROUGH RATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of certain residential first and second mortgage loans master serviced by [Bank One, N.A.] (hereinafter called the "Servicer", in its capacity as Servicer, which term includes any successors thereto).

(This Certificate does not represent an interest in or obligation of Banc One Corporation, Banc One ABS Corporation, [Bank One, N.A.] or any of their respective affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT ____________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Banc One Trust 199[__]-[__] (the "Trust") formed by Banc One ABS Corporation (the "Depositor").

                                      A-1-2

                  The Trust was created pursuant to a Trust Agreement, dated as of [____________ __], 199[__] (as amended and supplemented from time to time, the "Trust Agreement"), among the Depositor and [_________________________], as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Banc One HELOC Asset Backed Certificates Series 199[__]-[__], Class [__] [___]% Pass Through Rate" (the "Class [__] Certificates"), and "Banc One HELOC Asset Backed Certificates Series 199[__]-[__], Class [__]" (the "Class [__] Certificates", and together with the Class [__] Certificates, the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Concurrently with the issuance of the Certificates, the Issuer is issuing its [___]% Banc One HELOC Asset Backed Notes, Series 199[__]-[__], due [___________ __], 200[___] (the "Notes") in the original aggregate principal amount of $[__________] pursuant to an Indenture dated as of [___________ __], 199[__] (the "Indenture") between the
[______________________], National Association, as Trustee (the "Indenture Trustee"). The property of the Trust includes a pool of certain residential first and second mortgage loans (the "Mortgage Loans"). The Mortgage Loans were originated or acquired by the Sellers and transferred from the Sellers to the Depositor pursuant to a Mortgage Loan Purchase Agreement dated as of [_________ __], 199[__] (the "Purchase Agreement"). The Mortgage Loans have been transferred to the Trust and will be serviced by the Servicer pursuant to the terms and conditions of a Pooling and Servicing Agreement dated as of [___________ __], 199[__] (the "Pooling and Servicing Agreement") among the Depositor, the Trust and the Servicer, a summary of certain of the pertinent provisions of which are set forth herein. The Mortgage Loans in the Mortgage Pool have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Servicer on or before such date, of $[____________]. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes and the rights of the holders of the Class [__] Certificates are subordinate to the rights of holders of the Class [__] Certificates, as set forth in the Pooling and Servicing Agreement and the Indenture.

                  Under the Trust Agreement, there shall be distributed on the 15th day of each March, June, September and December or, if such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing on [____________ __, 199[__]], to the Person in whose name this Certificate is registered at the close of business on the Record Date (as defined below), such Class [__] Certificateholder's Percentage Interest in the Class [__] Remittance Amount to be distributed to Class [__] Certificateholders on such Payment Date; provided, however, Class [__] Certificateholders shall not receive payments in respect of the Class [__] Certificates if an Event of Default exists under the Indenture. The "Record Date", with respect to any Payment Date, means the close of business on the calendar day immediately preceding such Payment Date, or if Definitive Certificates are issued, the last day of the calendar month preceding the month in which the Payment Date occurs.


                                     A-1-3

                  The distributions in respect of the Class [__] Remittance Amount on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust on each Payment Date with respect to this Certificate shall be applied first to interest due and payable on this Certificate as provided above and then to the unpaid distributions in respect of the Class [__] Principal Balance of this Certificate.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as and to the extent described in the Pooling and Servicing Agreement and the Indenture.

                  Each Certificateholder or Certificate Owner, by its acceptance of a Class [__] Certificate or, in the case of a Certificate Owner, a beneficial interest in a Class [__] Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

                  Distributions on this Certificate shall be made as provided in the Trust Agreement by the Owner Trustee by wire transfer (as permitted by the Trust Agreement) or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments shall be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office maintained for such purpose by the Owner Trustee in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized signatory of the Owner Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Pooling and Servicing Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND

                                     A-1-4

REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                        BANC ONE HELOC TRUST
                                               199[__]-[__]

                                        By:    [________________________],
                                               not in its individual capacity
                                               but solely as Owner Trustee



Dated: __________ __, 199[__]           By:    __________________________
                                               Authorized Signatory


                                     A-1-5

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.


[___________________________],      OR    [__________________________],
not in its individual capacity               not in its individual capacity but
but solely as Owner Trustee                  solely as Owner Trustee by
                                             [___________________], as
                                             Authenticating Agent


By: ___________________________            By: ___________________________
       Authorized Signatory                       Authorized Signatory


                                     A-1-6

                            [Reverse of Certificate]

                  The Certificates do not represent an obligation, or an interest in, the Depositor, the Servicer, any Seller, the Indenture Trustee, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or in the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans and amounts withdrawable from the Spread Account (and certain other amounts), all as more specifically set forth herein and in the Trust Agreement and the Pooling and Servicing Agreement. A copy of each of the Pooling and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Administrator, and at such other places, if any, designated by the Administrator, by any Certificateholder upon written request.

                  [_________________________] has issued a guaranty surety bond with respect to the Notes and the Class [__] Certificates, a copy of which is attached as Exhibit I to the Pooling and Servicing Agreement. Pursuant to the Pooling and Servicing Agreement and the Trust Agreement, the Class [__] Certificateholder has pledged all of its right, title and interest in the Spread Account to the Indenture Trustee to secure the Trust's payment obligations under the Pooling and Servicing Agreement and the Indenture.

                  As provided in the Pooling and Servicing Agreement, deposits and withdrawals from the Principal and Interest Account, the Collection Account, the Spread Account, the Letter of Credit Fee Account and the Insurance Account may be made by the Indenture Trustee from time to time for purposes other than distributions to Noteholders and Certificateholders, such purposes including reimbursement of certain expenses incurred by the Servicer and investment in Permitted Investments.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Credit Enhancer and the Majority in Voting Interest of Outstanding Notes and the Majority in Voting Interest of Class [__] Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such holder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates or the Notes.

                  It is the intent of the Depositor, the Servicer, their Affiliates, the Noteholders and the Certificateholders to treat the Trust as a partnership with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Class [__] Certificateholders and the Class [__]Certificateholder and the Notes being the debt of the partnership, in each case for purposes of Federal and state income tax, franchise tax, and any other tax measured in whole or in part by income. Except as otherwise required by appropriate taxing authorities, the Depositor, the Servicer, their Affiliates, the Noteholders, and the



                                     A-1-7

Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for tax purposes as interests in such partnership.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the City of New York, accompanied by (i) a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing and (ii) if requested by the Depositor, the Undertaking Letter required by Section 9.11 of the Trust Agreement, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is [_______________________].

                  The Class [__] Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and in integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Class [__] Certificates are exchangeable for new Class [__] Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same; provided, however, that no Class [__] Certificate may be subdivided such that the denomination of any resulting Class [__] Certificate is less than $1,000. No service charge shall be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Pooling and Servicing Agreement and the disposition of all property held as part of the Trust. The Class [__] Certificateholder may at its option cause the Mortgage Loans and REO Properties to be sold at a minimum price specified in the Pooling and Servicing Agreement, and the proceeds of such sale of the Mortgage Loans and REO Property shall effect early retirement of the Certificates; provided, however, that such right of purchase is exercisable only following the Payment Date as of which the Pool Principal Balance is 10% or less of the Original Pool Principal Balance.

                  Unless the certificate of authentication hereon has been executed by the Owner Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.


                                     A-1-8

                                                                     EXHIBIT A-2
                                                [FORM OF CLASS [__] CERTIFICATE]

                             Class [__] Certificate

NUMBER                                                               ________ %
[___-]___


                      THIS CERTIFICATE IS NOT TRANSFERABLE


                       SEE REVERSE FOR CERTAIN DEFINITIONS

        THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

                  THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF
(i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OTHER THAN AS DESCRIBED IN SECTION 4975(g)(2) or (3) OF THE CODE), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN AND NO ASSETS OF SUCH A PLAN WERE USED TO ACQUIRE THE CERTIFICATE.

                  BY ACCEPTING THIS CERTIFICATE THE HOLDER HEREOF AGREES TO PLEDGE ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO THE SPREAD ACCOUNT (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN) TO THE INDENTURE TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE [__]% BANC ONE HELOC ASSET BACKED NOTES, SERIES 199[__]-[__], DUE [_____________ ___, 200[__] AND OF
THE BANC ONE HELOC ASSET BACKED CERTIFICATES, SERIES 199[__]-[__], CLASS [__], [___]% CLASS [__] PASS THROUGH RATE.


                                     A-2-1

                    BANC ONE HELOC ASSET BACKED CERTIFICATES

       Series 199[__]-[__] Class [__]

       No. [___-]

       Date of Trust Agreement and Cut-off
       Date:  as of [_____________ __],         Percentage Interest of this
       199[__]                                  Certificate: 100%

       Servicer: [Bank One, N.A.]               Original Pool Principal Balance:
                                                $[______________]

       First Payment Date: [_____________
       __], 199[__]

       Closing Date: [____________ __,]         Owner Trustee: [_______________]
       199[___]

                        BANK ONE, N.A.TRUST 199[__]-[__]


                     BANK ONE, N.A. ASSET BACKED CERTIFICATE
                         SERIES 199[__]-[__], CLASS [__]

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of certain residential first and second mortgage loans master serviced by [Bank One, N.A.] (hereinafter called the "Servicer", in its capacity as Servicer, which term includes any successors thereto).

(This Certificate does not represent an interest in or obligation of Banc One Corporation, Banc One ABS Corporation, [Bank One, N.A.] or any of their respective affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT ________________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Banc One HELOC Trust 199[__]-[__] (the "Trust") formed by Banc One ABS Corporation (the "Depositor").

                  The Trust was created pursuant to a Trust Agreement, dated as of [_____________ __], 199[__] (as amended and supplemented from time to time, the "Trust Agreement"), among the Depositor and [__________________], as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Banc One HELOC Asset Backed Certificates Series 199[__]-[__], Class [__] [___]% Pass Through



                                     A-2-2

Rate" (the "Class [__] Certificates") and "Banc One HELOC Loan Asset Backed Certificates Series 199[__]-[__], Class [__]" (the "Class [__] Certificates", and together with the Class [__] Certificates, the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Concurrently with the issuance of the Certificates, the Issuer is issuing its [____]% Banc One HELOC Asset Backed Notes, Series 199[__]-[__], due [__________ __], 200[__] (the "Notes") in the original aggregate principal amount of $[____________] pursuant to an Indenture dated as of [_________ __], 199[__] (the "Indenture") between the Trust and [___________________], as
Trustee (the "Indenture Trustee"). The property of the Trust includes a pool of certain revolving home equity loans and lines of credit (the "Mortgage Loans"). The Mortgage Loans were originated or acquired by the Sellers and transferred from the Sellers to the Depositor pursuant to a Purchase Agreement dated as of [____________ __, 199[__] (the "Purchase Agreement"). The Mortgage Loans have been transferred to the Trust and will be serviced by the Servicer pursuant to the terms and conditions of a Pooling and Servicing Agreement dated as of [__________ __, 199[__] (the "Pooling and Servicing Agreement") among the Depositor, the Trust and the Servicer, a summary of certain of the pertinent provisions of which are set forth herein. The Mortgage Loans in the Mortgage Pool have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Servicer on or before such date, of $[__________________]. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes and the rights of the holders of the Class [__] Certificates are subordinated to the rights of the holders of the Class [__] Certificates, as set forth in the Pooling and Servicing Agreement and the Indenture.

                  Under the Trust Agreement, there shall be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Payment Date" if such month is March, June, September or December, or a "Monthly Deposit Date" otherwise), commencing on [____________ __], 199[__], to the Person in whose name this Certificate is registered at the close of business on the Record Date (as defined below), the amounts to be distributed to Class [__] Certificateholders on such Payment Date or Monthly Deposit Date pursuant to Sections [____] and [____] of the Pooling and Servicing Agreement; provided, however, Class [__] Certificateholder shall not receive payments in respect of the Class [__] Certificate if an Event of Default exists under the Indenture. The "Record Date", with respect to any Payment Date or Monthly Deposit Date, means the last day of the calendar month preceding the month in which the Payment Date occurs.

                  The distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders and the Class [__] Certificateholders as and to the extent described in the Pooling and Servicing Agreement and the Indenture. In addition, by acceptance of this Certificate the holder of this Certificate agrees to pledge all of its right, title and interest in the Spread Amount to the



                                     A-2-3

Indenture Trustee for the benefit of the Noteholders and Class [__] Certificateholders pursuant to the terms of the Trust Agreement and the Pooling and Servicing Agreement.

                  The Class [__] Certificateholder by its acceptance of the Class [__] Certificate covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

                  Distributions on this Certificate shall be made as provided in the Trust Agreement by the Owner Trustee by wire transfer to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office maintained for such purpose by the Owner Trustee in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized signatory of the Owner Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Pooling and Servicing Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-4

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                       BANC ONE HELOC TRUST
                                              199[__]-[__]




                                       By:    [________________________],
                                              not in its individual capacity
                                              but solely as Owner Trustee




Dated:_______________, 199[__]         By:    __________________________
                                              Authorized Signatory


                                     A-2-5

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.


[                            ],            OR    [                        ],
 ----------------------------                     ------------------------
       not in its individual capacity               not in its individual
       but solely as Owner Trustee                  capacity but solely as Owner
                                                    Trustee by [              ],
                                                                --------------
                                                    as Authenticating Agent



By:                                               By:
    ---------------------------                        -------------------------
      Authorized Signatory                               Authorized Signatory


                                     A-2-6

                            [Reverse of Certificate]

                  The Certificates do not represent an obligation, or an interest in, the Depositor, the Servicer, any Seller, the Indenture Trustee, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or in the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans and amounts withdrawable from the Spread Account (and certain other amounts), all as more specifically set forth herein and in the Trust Agreement and the Pooling and Servicing Agreement. A copy of each of the Pooling and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Administrator, and at such other places, if any, designated by the Administrator, by any Certificateholder upon written request.

                  [_________________________] has issued a guaranty surety bond with respect to the Notes and the Class [__] Certificates, a copy of which is attached as Exhibit I to the Pooling and Servicing Agreement. Pursuant to the Pooling and Servicing Agreement and the Trust Agreement, the Class [__] Certificateholders have pledged all of their right, title and interest in the Spread Account to the Indenture Trustee to secure the Trust's payment obligations under the Pooling and Servicing Agreement and the Indenture.

                  As provided in the Pooling and Servicing Agreement, deposits and withdrawals from the Principal and Interest Account, the Collection Account, the Spread Account, the Letter of Credit Fee Account and the Insurance Account may be made by the Indenture Trustee from time to time for purposes other than distributions to Noteholders and Certificateholders, such purposes including reimbursement of certain expenses incurred by the Servicer and investment in Permitted Investments.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Credit Enhancer and the Majority in Voting Interest of Notes and the Majority in Voting Interest of Class [__] Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates or the Notes.

                  It is the intent of the Depositor, the Servicer, their Affiliates, the Noteholders and the Certificateholders to treat the Trust as a partnership with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Class [__] Certificateholders and Class [__] Certificateholders and the Notes being the debt of the partnership, in each case for purposes of Federal and state income tax, franchise tax, and any other tax measured in whole or in part by income. Except as otherwise required by appropriate taxing authorities, the Depositor, the Servicer, their Affiliates, the Noteholders, and the



                                     A-2-7

Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of the Certificates for tax purposes as interests in such partnership.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Pooling and Servicing Agreement and the disposition of all property held as part of the Trust. The Class [__] Certificateholder may at their option cause the Mortgage Loans and REO Properties to be sold at a minimum price specified in the Pooling and Servicing Agreement, and the proceeds of such sale of the Mortgage Loans and REO Property shall effect early retirement of the Certificates; provided, however, that such right of purchase is exercisable only following the Payment Date as of which the Pool Principal Balance is 10% or less of the Original Pool Principal Balance.

                  Unless the certificate of authentication hereon has been executed by the Owner Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.


                                     A-2-8

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST OF
                        BANC ONE HELOC TRUST 199[__]-[__]

                  THIS Certificate of Trust of BANC ONE HELOC TRUST 199[__]-[__] (the "Trust") dated as of [_____________ __], 199[__], is being duly executed and filed by [_________________], a [______________] banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del., Section 3801 et seq.).

                  1. Name. The name of the business trust formed hereby is Banc One HELOC Trust 199[__]-[__].

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is [______________________], [____________________], Attention: [__________________________].

                  3. This Certificate of Trust shall be effective as of its filing.

                  IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                       [________________________],
                                              not in its individual capacity
                                              but solely as Owner Trustee




                                       By:    _________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C
                                      [Form of Certificate Depository Agreement]

                                                                       EXHIBIT D
                                                    [Form of Undertaking Letter]

[Certificate Registrar]

[Owner Trustee]

Ladies and Gentlemen:

                  We hereby represent and warrant that, as a holder or owner of Banc One HELOC Asset Backed Certificates, Series 199[__]-[__][, Class [__],] [, Class [__]] we are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (other than a plan described in Section 4975(g)(2) or (3) of the Code), or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                                    [Certificate Owner/Holder]


                                     By:  ___________________________________
                                          Name:
                                          Title:

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I             DEFINITIONS AND INCORPORATION BY REFERENCE.................................................1

         Section 1.1       Definitions...........................................................................1

ARTICLE II            ORGANIZATION...............................................................................1

         Section 2.1       Name..................................................................................1

         Section 2.2       Office................................................................................1

         Section 2.3       Purposes and Powers...................................................................1

         Section 2.4       Appointment of Owner Trustee..........................................................2

         Section 2.5       Initial Capital Contribution of Assets of the Trust...................................2

         Section 2.6       Declaration of Trust..................................................................2

         Section 2.7       Liability of the Depositor and the Certificateholders.................................3

         Section 2.8       Title to Trust Property...............................................................3

         Section 2.9       Situs of Trust........................................................................3

         Section 2.10      Representations and Warranties of the Depositor.......................................3

         Section 2.11      Pledge by Class[__] Certificateholders of Spread Account..............................4

ARTICLE III           THE CERTIFICATES...........................................................................5

         Section 3.1       Initial Certificate Ownership.........................................................5

         Section 3.2       Form of the Certificates..............................................................5

         Section 3.3       Execution, Authentication and Delivery................................................5

         Section 3.4       Registration; Registration of Transfer and Exchange of Certificates...................6

         Section 3.5       Mutilated; Destroyed; Lost or Stolen Certificates.....................................7

         Section 3.6       Persons Deemed Certificateholders.....................................................8

         Section 3.7       Access to List of Certificateholders' Names and Addresses.............................8

         Section 3.8       Maintenance of Office For Surrenders..................................................8

         Section 3.9       Appointment of Paying Agent...........................................................8

         Section 3.10      Restriction on Transfers by Class [__] Certificateholder..............................9

         Section 3.11      Book-Entry Certificates...............................................................9

         Section 3.12      Notices to Depository................................................................10

         Section 3.13      Definitive Certificates..............................................................10

         Section 3.14      Appointment of Authenticating Agent..................................................11

                               TABLE OF CONTENTS

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                                                                                                               ----
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ARTICLE IV            ACTIONS BY OWNER TRUSTEE..................................................................11

         Section 4.1       Prior Notice to Certificateholders with Respect to Certain Matters...................11

         Section 4.2       Action by Certificateholders with Respect to Certain Matters.........................12

         Section 4.3       Action by Certificateholders with Respect to Bankruptcy..............................12

         Section 4.4       Restrictions on Certificateholders' Power............................................13

         Section 4.5       Majority Control.....................................................................13

ARTICLE V             APPLICATION OF ASSETS OF THE TRUST; CERTAIN DUTIES........................................13

         Section 5.1       Establishment of Certificate Distribution Account....................................13

         Section 5.2       Application of Funds.................................................................13

         Section 5.3       Method of Payment....................................................................15

ARTICLE VI            THE OWNER TRUSTEE.........................................................................15

         Section 6.1       Duties of Owner Trustee..............................................................15

         Section 6.2       Additional Duties of Owner Trustee...................................................16

         Section 6.3       Acceptance of Trusts and Duties......................................................16

         Section 6.4       Action upon Instruction by Certificateholders........................................18

         Section 6.5       Furnishing of Documents..............................................................19

         Section 6.6       Representations and Warranties of Owner Trustee......................................19

         Section 6.7       Reliance; Advice of Counsel..........................................................19

         Section 6.8       Owner Trustee May Own Certificates and Notes.........................................20

         Section 6.9       Compensation and Indemnity...........................................................20

         Section 6.10      Replacement of Owner Trustee.........................................................21

         Section 6.11      Merger or Consolidation of Owner Trustee.............................................22

         Section 6.12      Appointment of Co-Trustee or Separate Trustee........................................22

         Section 6.13      Eligibility Requirements for Owner Trustee...........................................23

         Section 6.14      Underwriting Agreement...............................................................24

ARTICLE VII           TERMINATION OF TRUST AGREEMENT............................................................24

         Section 7.1       Termination of Trust Agreement.......................................................24

         Section 7.2       Dissolution upon Bankruptcy of the Depositor.........................................25

ARTICLE VIII          AMENDMENTS................................................................................26

         Section 8.1       Amendments Without Consent of Certificateholders or Noteholders......................26

         Section 8.2       Amendments With Consent of Certificateholders and Noteholders........................26

                               TABLE OF CONTENTS

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         Section 8.3       Form of Amendments...................................................................27

ARTICLE IX            MISCELLANEOUS.............................................................................27

         Section 9.1       No Legal Title to Trust Assets.......................................................27

         Section 9.2       Limitations on Rights of Others......................................................27

         Section 9.3       Notices..............................................................................28

         Section 9.4       Severability.........................................................................28

         Section 9.5       Counterparts.........................................................................28

         Section 9.6       Successors and Assigns...............................................................29

         Section 9.7       No Petition Covenant.................................................................29

         Section 9.8       No Recourse..........................................................................29

         Section 9.9       Headings.............................................................................29

         Section 9.10      Governing Law........................................................................29

         Section 9.11      Certificate Transfer Restrictions....................................................29

         Section 9.12      The Credit Enhancer..................................................................30


Exhibit A-1       Form of Class [__] Certificate
Exhibit A-2       Form of Class [__] Certificate
Exhibit B         Form of Certificate of Trust
Exhibit C         Form of Certificate Depository Agreement
Exhibit D         Form of Undertaking Letter

Annex A           Tax Partnership Agreement